SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): March 16, 2001


                              STRATEGIA CORPORATION
               (Exact name of registrant as specified in charter)


                                    Kentucky
                 (State of Other Jurisdiction of Incorporation)


                0-21662                                  61-1064606
        (Commission File Number)               (IRS Employer Identification No.)


          c/o EnerGCorp, Inc.
     1530 W. 10th Place, Tempe, AZ                         85281
(Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (480) 966-4411
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                    INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1. CHANGES IN CONTROL OF REGISTRANT.

     Not applicable.

ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     Registrant's subsidiary, EnerGCorp, Inc. consummated a contribution agreement with American Home Capital Corporation ("AHCC") on March 16, 2001, effective as of February 1, 2001, pursuant to which EnerGCorp contributed to AHCC all of the shares of its wholly-owned subsidiary, Swiss Asset Management, Inc. In return for the contribution, EnerGCorp received 1,695,654 shares of AHCC's common stock valued at $9 per share, and warrants to acquire up 500,000 shares of AHCC common stock at a price of $10 per share expiring on July 31, 2003. The stock received in the exchange represents approximately 94% of the issued and outstanding stock of AHCC. In addition, effective December 31, 2000, EnerGCorp agreed to advance up to $300,000, with interest, to AHCC in order to allow AHCC to meet its outstanding obligations as set forth in the Loan Agreement and Promissory Note attached hereto and incorporated herein by this reference. Pursuant to the Contribution Agreement, EnerGCorp also agreed to advance certain additional funds as needed by AHCC to set aside its ongoing obligations.

     Prior to the transaction, AHCC effected a consolidation of its outstanding shares of common stock; sold two of its subsidiaries for $100,000 in cash and notes receivable; effected a 10:1 reverse stock split on its common stock; declared and paid a dividend following the consolidation consisting of a warrant to acquire one share of its common stock for each one share of common stock owned by the exercising shareholder at the time of exercise, at a price of $10 per share, expiring thirty months after its date of issuance.

ITEM 3. BANKRUPTCY OR RECEIVERSHIP.

     Not applicable.

ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

     Not applicable.

ITEM 5. OTHER EVENTS

     Not applicable.

ITEM 6. RESIGNATIONS OF REGISTRANT'S DIRECTORS.

     Not applicable.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Businesses Acquired.

          Financial Statements will be filed by amendment to this Report within sixty days after the date this report is filed.

     (b)  Pro Forma Financial Information.

          Pro Forma financial information will be filed by amendment to this Report within sixty days after the date this report is filed.

     (c)  Exhibits.

          2.1 Contribution Agreement between EnerGCorp, Inc. and American Home Capital Corporation, dated as of February 1, 2001 and effective as of March 16, 2001.

          10.1 Loan Agreement between EnerGCorp, Inc. and American Home Capital Corporation, dated as of December 31, 2000.

          10.2 Promissory Note in the principal amount of $300,000, dated as of December 31, 2000, made by American Home Capital Corporation in favor of EnerGCorp, Inc.

ITEM 8. CHANGE IN FISCAL YEAR.

     Not applicable.

ITEM 9. REGULATION FD DISCLOSURE.

     Not applicable.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        STRATEGIA CORPORATION


                                        By: /s/ Michele A. Hughes
                                            ------------------------------------
                                            Michele A. Hughes
                                            Secretary


Date: March 30, 2001